UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: July 10, 2018

(Date of earliest event reported)

ArQule, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21429	04-3221586
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Wall Street

Burlington, MA 01803

(address of Principal Executive Offices) (Zip Code)

(781) 994-0300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On July 10, 2018, we entered into an Underwriting Agreement (the “Underwriting Agreement”) with Leerink Partners LLC, as representative for the several underwriters listed therein (collectively the “Underwriters”), providing for the offer and sale of 11 million shares of common stock at a price to the public of $5.50 per share before discounts and commissions. In addition, we granted the Underwriters a 30-day option to purchase up to an additional 1.65 million shares of common stock. The Underwriters exercised this option in full on July 11, 2018. The closing of the offering occurred on July 13, 2018.

We conducted the offering using our effective Registration Statement on Form S-3 (File No. 333-213456) (the “Registration Statement”), which was previously filed with the Securities and Exchange Commission (the “SEC”), and a prospectus supplement filed with the SEC.

The Underwriting Agreement contains customary representations, warranties and covenants by us, customary conditions to closing, indemnification obligations of ArQule, Inc. and the underwriters, including with respect to liabilities under the Securities Act of 1933, as amended, as well as customary termination provisions.

Pursuant to the Underwriting Agreement, our directors and executive officers entered into agreements in substantially the form agreed to by the Underwriters providing for a 90-day “lock-up” period with respect to sales of our common stock, subject to certain exceptions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference herein.

The legal opinion of Arnold & Porter relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01.  Other Events.

Press releases dated July 10, 2018 and July 11, 2018 are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 1.1—Underwriting Agreement dated July 10, 2018, by and between ArQule, Inc. and Leerink Partners LLC, as representative for the several underwriters listed therein

Exhibit 5.1—Opinion of Arnold & Porter Kaye Scholer LLP

Exhibit 23.1—Consent of Arnold & Porter Kaye Scholer LLP (filed with Exhibit 5.1)

Exhibit 99.1—Press Release dated July 10, 2018

Exhibit 99.2—Press Release dated July 11, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC
(Registrant)

By:	/s/ Peter S. Lawrence
Peter S. Lawrence
President & Chief Operating Officer

July 13, 2018